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                                                               Exhibit 10.1

                     THIRD AMENDMENT TO CREDIT AGREEMENT

     This THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") dated as of May 9, 1997, is made among Robert Half International Inc., a Delaware corporation (the "COMPANY"); each of the Banks that is a party to the Credit Agreement defined below (individually, a "BANK" and, collectively, the "BANKS"); NationsBank, N.A. (formerly known as NationsBank of North Carolina, N.A.), as Administrative Agent for the Banks (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT"); and NationsBank, N.A., and Bank of America National Trust and Savings Association, each as Co-Agent and Co-Arranger (in such capacities, together with their successors in each such capacity, the "CO-AGENTS").

     WHEREAS, the Company, the Administrative Agent, the Co-Agents, and the Banks are parties to the Credit Agreement dated as of November 1, 1993 as amended through the Second Amendment thereto (the "CREDIT AGREEMENT"); and

     WHEREAS, the Company has requested that the Credit Agreement, as in effect on the date of this Amendment, be amended in the respects set forth below, and the Administrative Agent, the Co-Agents and the Banks are willing to accommodate the Company's request on the terms and conditions contained in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. DEFINED TERMS. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Credit Agreement and the rules of interpretation set forth in Sections 1.02(a) and
1.04 of the Credit Agreement shall be applicable to this Amendment.

     2.  AMENDMENTS TO SECTION 1.01.

     (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of "APPLICABLE COMMITMENT FEE PERCENTAGE", "APPLICABLE ISSUANCE FEE PERCENTAGE" and "APPLICABLE MARGIN" in their entirety and inserting in their respective places the following new definitions:


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          "APPLICABLE COMMITMENT FEE PERCENTAGE" shall mean, with
     respect to each Bank's Commitment at any time, the rate equal to the percentages per annum set forth on the right in the table below when the Total Indebtedness to Cash Flow Ratio for the quarter immediately preceding the date of determination falls within the parameters listed on the left in the table below:

                                                       APPLICABLE
          TOTAL INDEBTEDNESS TO CASH FLOW RATIO        FEE (% P.A.)
          -------------------------------------        ------------

          Below 1.00                                      0.090
          Between 1.00 and 2.00 (including 1.00)          0.125
          Between 2.00 and 3.00 (including 2.00)          0.150

          "APPLICABLE ISSUANCE FEE PERCENTAGE" shall mean, with respect to each Letter of Credit at any time, the rate equal to the percentages per annum set forth on the right in the table below when the Total Indebtedness to Cash Flow Ratio for the quarter immediately preceding the date of determination falls within the parameters listed on the left in the table below:

                                                       APPLICABLE
          TOTAL INDEBTEDNESS TO CASH FLOW RATIO        FEE (% P.A.)
          -------------------------------------        ------------

          Below 1.00                                      0.250
          Between 1.00 and 2.00 (including 1.00)          0.375
          Between 2.00 and 3.00 (including 2.00)          0.500

          "APPLICABLE MARGIN" shall mean, with respect to each Eurodollar Loan at any time, the percentages per annum set forth on the right in the table below when the Total Indebtedness to Cash Flow Ratio for the quarter immediately preceding the date of determination falls within the parameters listed on the left in the table below:

                                                       APPLICABLE
          TOTAL INDEBTEDNESS TO CASH FLOW RATIO        MARGIN (% P.A.)
          -------------------------------------        ---------------

          Below 1.00                                      0.250
          Between 1.00 and 2.00 (including 1.00)          0.375
          Between 2.00 and 3.00 (including 2.00)          0.500

     (b) Section 1.01 of the Credit Agreement is further amended by deleting the definitions of "FIXED CHARGES" and "FIXED CHARGES RATIO" in their entirety.


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     (c)  Section 1.01 of the Credit Agreement is further amended by deleting the definition of "MINIMUM NET WORTH" in its entirety and inserting in lieu thereof the following new definition:

          "MINIMUM NET WORTH" shall mean, as at any date, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis in accordance with GAAP), an amount equal to $200,000,000, PLUS, for each fiscal quarter after December 31, 1996, 50% of Net Income for each such fiscal quarter. In determining Minimum Net Worth, there shall be no adjustments for net losses, if any.

     (d)  The definition of the term "TERMINATION DATE" contained in
Section 1.01 of the Credit Agreement is hereby amended by deleting the date "August 31, 2001" contained in line 1 of such definition and substituting in lieu thereof the date "August 31, 2002".

     3. AMENDMENT TO SECTION 2.04. Section 2.04(b) of the Credit Agreement is hereby amended by deleting the table set forth in such section and substituting in lieu thereof the following table:

                      (A)                           (B)
                                             COMMITMENTS REDUCED
             COMMITMENT REDUCTION              TO THE FOLLOWING
                     DATE                         AMOUNTS ($)
             --------------------            -------------------

             August 31, 2002                     $       0

     4. AMENDMENT TO SECTION 8.01. Section 8.01(i) of the Credit Agreement is hereby deleted.

    5.  AMENDMENT TO SECTION 8.07.  Section 8.07(f) of the Credit
Agreement is hereby amended by deleting the amount "$10,000,000" contained in line 3 of such section and substituting in lieu thereof the amount "$20,000,000".

     6.  AMENDMENT TO SECTION 8.12.  Section 8.12 of the Credit
Agreement is hereby amended by deleting the text contained therein and substituting in lieu thereof the following text:

     "The Company will not permit the Total Indebtedness to Cash Flow Ratio at any time to be greater than 3.0 to 1."


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     7.  AMENDMENT TO SECTION 8.13.  Section 8.13 of the Credit
Agreement is hereby amended by deleting the text contained therein and substituting in lieu thereof the following text:

     "[INTENTIONALLY LEFT BLANK]."

     8.  AMENDMENT TO SECTION 8.15.  Section 8.15 of the Credit
Agreement is hereby amended by deleting the text contained therein and substituting in lieu thereof the following text:

     "[INTENTIONALLY LEFT BLANK]."

     9. COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Administrative Agent, the Co-Agents, the Issuing Bank and the Banks that:

          (a) the representations and warranties made by the Company in the Credit Agreement and by each Obligor in each of the other Basic Documents to which it is a party were true and correct when made;

          (b)  the representations and warranties made by the Company in
     Section 7 of the Credit Agreement and by each Obligor in each of the other Basic Documents to which it is a party are true and correct as of the date of effectiveness of this Amendment as if made on such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date), except that, solely for the purpose of this Section 9(b), (i) the representations and warranties made by the Company in Section 7.02 of the Credit Agreement shall be deemed to be made with respect to the most recent audited and unaudited financial statements delivered by the Company pursuant to
     Section 8.01 of the Credit Agreement, (ii) all references in Section 7 of the Credit Agreement to Schedule(s) I, III, V and VI to the Credit Agreement shall be deemed to refer to the updated schedules attached as Schedule(s) I, III, V and VI to this Amendment and (iii) all of the Convertible Debentures have been redeemed or converted and none are outstanding;

          (c) upon the date of effectiveness of this Amendment no Default under the Credit Agreement has occurred and is continuing;

          (d) this Amendment constitutes the legal, valid and binding obligation of the Company enforceable


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     against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability; and

          (e) none of the execution and delivery by the Company of this Amendment, the execution and delivery by each Guarantor or Pledgor of each Consent referred to in Section 10(b) of this Amendment, the consummation of the transactions contemplated by this Amendment, nor compliance with the terms of the Basic Documents (as so amended and so confirmed), (A) does or will (i) conflict with, violate any provision of, or require any consent under, the charter or by-laws of the Company or any Active Subsidiary, (ii) violate any applicable Governmental Rule or conflict with, result in a breach of, require any consent under or constitute a default under any agreement or instrument (other than the Basic Documents) to which the Company or any Active Subsidiary is a party or by which any of them or any of their Property is bound or to which any of them is subject, (iii) constitute a default under, or result in the acceleration or mandatory prepayment of, any indebtedness evidenced by or termination of any such agreement or instrument, or (iv) result in the creation or imposition of any Lien upon any Property of the Company or any Active Subsidiary pursuant to the terms of any such agreement or instrument, in each case which violation, conflict, breach, default, Lien or failure to obtain consent would have a Material Adverse Effect or (B) does or will result in a breach of or constitute a default under the Credit Agreement or any other Basic Document.

     10. CONDITIONS TO EFFECTIVENESS. This Amendment shall be and become effective upon the execution and delivery by the parties of this Amendment and receipt by the Administrative Agent of (a) counterparts of this Amendment executed by the Company, the Co-Agents and all of the Banks and (b) counterparts of the Consent appended hereto (the "Consent"), executed by each Guarantor and Pledgor.

     11.  REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

          (a) Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

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          (b)  This Amendment shall be construed as one with the Credit
Agreement, and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

     12. ENTIRE AGREEMENT. This Amendment, together with the Credit Agreement and the other Basic Documents, and the documents referred to herein or therein or executed in connection herewith or therewith supersede all prior or contemporaneous agreements and understandings, written or oral, among the parties with respect to the subject matter of this Amendment. No party shall have any duties or responsibilities except those expressly set forth in the Basic Documents (as from time to time amended, including by this Amendment).

     13. EXPENSES, ETC. Without limiting any provision of the Credit Agreement, the Company agrees to pay or reimburse each of the Banks and the Administrative Agent for (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, counsel to the Banks), and reasonable costs and expenses of inside counsel to BofA, in connection with the negotiation, preparation, execution and delivery of this Amendment and (b) all other costs and expenses for which the Banks and the Administrative Agent are entitled to be reimbursed pursuant to Section 11.03 of the Credit Agreement.

     14. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

     15. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     16. CAPTIONS. The captions and section headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

     17. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart.

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     18.  GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF CALIFORNIA; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN SAN FRANCISCO, CALIFORNIA, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                       ROBERT HALF INTERNATIONAL INC.

                                       By: /s/ M. Keith Waddell
                                          ------------------------------------
                                          Title: Sr. Vice President

                                       NATIONSBANK, N.A., as Administrative
                                       Agent, Co-Agent, Co-Arranger and a Bank

                                       By: /s/ MICHELE SHAFROTH
                                          ------------------------------------
                                           Title: Senior Vice President


                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Co-Agent,
                                       Co-Arranger and a Bank

                                       By: /s/ CHRIS  GIANNOTTI
                                          ------------------------------------
                                           Title: Vice President


                                       UNION BANK OF CALIFORNIA, as a Bank

                                       By: /s/ RUSSELL A. COLOMBO
                                          ------------------------------------
                                           Title: Vice President


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